UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2023

Electriq Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive, Suite 1003 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

(833) 462-2883

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of Electriq Power Holdings, Inc., a Delaware corporation (the “Company”), filed on August 4, 2023 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Form 8-K/A is being filed in order to include (i) the unaudited condensed consolidated financial statements of Electriq Power, Inc. (“Legacy Electriq”), as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, and (ii) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Electriq for the three and six months ended June 30, 2023 and 2022.

This Form 8-K/A does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy Electriq, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 2.02. Results of Operations and Financial Condition.

The unaudited condensed consolidated financial statements of Legacy Electriq as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Electriq for the three and six months ended June 30, 2023 and 2022.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

Reference is made to the disclosure in Item 2.02 of this Form 8-K/A, which disclosure is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of Legacy Electriq as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Electriq for the three and six months ended June 30, 2023 and 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electriq Power Holdings, Inc.

Date: August 11, 2023	By:	/s/ Frank Magnotti
	Name:	Frank Magnotti
	Title:	Chief Executive Officer